                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-28310, No. 33-16934, No. 2-56896, No. 33-50071, No. 333-10151, No. 333-24813,
No. 333-72851 and No. 333-61365 on Form S-8 and No. 33-56415 on Form S-3 of our
reports dated April 6, 1998, appearing in or incorporated by reference in this Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 27, 1999.

/s/ Deloitte & Touche LLP


Minneapolis, Minnesota
April 14, 1999